Exhibit 10.32

TurboChef Technologies, Inc
2008 Incentive-Based Compensation Plan

The fundamental objectives of TurboChef’s 2008 Incentive-Based Compensation Plan are to ensure that employees are compensated and provided incentives in a way that advances both the short- & long-term interests of the shareholders while also ensuring we are able to attract and retain qualified employees.

TurboChef approaches this objective with four key components:

•	Base salary
•	Performance-based annual bonus payable in cash or stock
•	Performance-based additional annual bonus that is achieved by exceeding forecasted results or other qualitative measures, which may be payable in cash, stock or stock equivalent units.
•	Periodic (generally annual) grants of long-term stock-based compensation which may be granted in the form of restricted stock units which are subject to time based vesting requirements.

All bonuses are payable between January 1 and March 15 of the year following the performance year.  Under this Plan, to be a paid a bonus, an employee must be actively employed by the Company at the time the bonus is paid.

Performance-based Annual Bonus

The primary objective of the Performance-based Annual Bonus (“Base Annual Bonus”) is to reward an employee’s contribution to the achievement of performance related goals.  Base Annual Bonuses are earned under different criteria, depending upon which bonus category an employee is assigned to.  Eligibility categories are Dallas Operations, Residential Sales and Marketing, and Corporate.  Bonus eligible employees assigned to each category are detailed in Exhibits A, B or C.

Bonus-eligible employees shall be eligible for Base Annual Bonuses under a formula based upon the Company attaining certain financial metrics as set forth in Exhibits A, B or C.  If specific financial metrics within eligible categories are not attained, the Compensation Committee will consider for approval an alternative proposal management may offer for bonuses within each of these eligible categories, but only if the proposal is based upon actual financial results compared to the targets as well as other qualitative and quantitative factors that would reasonably support such approval.

Performance-based Additional Annual Bonus, Achieved by Exceeding Budgeted Results or other Measures

[***] Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission

The Company realizes the importance of recognizing employees whose contribution has been essential in creating business or financial results that exceeded the Company’s expectations and projections.  In an effort to recognize those individuals the Company will disburse a Performance-based Additional Annual Bonus (“Excess Bonus”) that is in addition to the Base Annual Bonus discussed above.  This Bonus will be payable in cash, stock or stock equivalent units as determined by the Compensation Committee.

Like the Base Annual Bonuses, the Excess Bonus may be earned by employees assigned to the Eligible categories through attainment of certain specific measurable targets as set forth in Exhibits A, B or C, and it may be earned by employees not so assigned, who, in management’s view materially contributed to the results.

Long-Term stock-based Compensation

The primary objective of annual grants of long-term stock-based Compensation is retention of key employees.  Restricted Stock Units will be granted to employees who are identified as key employees.  The list of key employees and recommended vesting schedule as determined by management is attached in Exhibit D.

[***] Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission

EXHIBIT A
Dallas Operations

Dallas Operations employees, consisting of the Commercial management team, the Dallas based Residential management team and certain Atlanta team members that are instrumental in the Dallas Operations results, will be eligible to participate in the Incentive Plan.  All non-Plan eligible employees will continue to be eligible to participate in the quarterly bonus pool as determined by their manager.

Performance-based Annual Bonus Calculation
The pool for the Base Annual Bonus for Dallas Operations is $[***] in cash and is earned as follows:

1.	33.3% ($[***]) upon achievement of all of the Commercial Segment Base Metrics only;
2.
66.7% ($ [***]) upon the achievement of all of the Commercial Segment Base Metrics AND the achievement of the Residential Goals by the Base Target Date.  Each Residential Goal has a Percentage of Bonus that will be applied to the Base Annual Bonus.  If one or more of the Residential Goals are NOT met by the Base Target Date, this portion of the Base Annual Bonus pool will be at the discretion of the Compensation Committee.

 For 2008, the Commercial Segment Base Metrics and the Residential Goals are as follows:
Commercial Segment Base Metrics
Metric	Base
Revenue	$140,920,000
Gross Margin %	40.9%
EBITDA %	21.2%

Residential Goals:

Goal	Excess Bonus Target Date	Base Target Date	% of Bonus	Allocation of Bonus % (if applicable)	Comments
[***]	05/01/2008	05/01/2008	[***]%
[***]	02/21/2008	03/07/2008	[***]%
[***]	03/20/2008	04/04/2008	[***]%		[***]
[***]	04/15/2008	04/30/2008	[***]%
[***]	03/20/2008	04/04/2008	[***]%		[***]
[***]	04/15/2008	04/30/2008	[***]%

[***] Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission

[***]	[***]%				[***]
[***]% BOM reduction = [***]% of [***]%
[***]% BOM reduction = [***]% of [***]%
[***]% BOM reduction = [***]% of [***]%
[***]% BOM reduction = [***]% of [***]%
[***]	06/24/2008	07/24/2008	[***]%
[***]	11/21/2008	12/21/2008	[***]%
[***]	11/15/2008	11/15/2008	[***]%
[***]	11/15/2008	11/15/2008	[***]%
[***]	Ongoing measured at each qtr end	Ongoing measured at each qtr end	[***]%

Performance-based Additional Annual Bonus
Cash bonus eligible employees are also eligible for an Excess Bonus.  Additionally, it may be earned by employees not so assigned, who, in management’s view materially contributed to the results. The triggers for the Excess Bonus calculation are based on two tiers.  Tier 1 is attained when Commercial segment revenue is greater than $150,900,000 and Gross Margin Percentage is greater than or equal to 40.9%.  Tier 2 is attained when Commercial segment revenue is greater than $160,900,000 and Gross Margin Percentage is greater than or equal to 40.9%.  The Excess Bonus pool is determined as follows:

	Excess Tier 1	Excess Tier 2
Revenue	>= $150,900,000	>= $160,900,000
Gross Margin %	>= 40.9%	>= 40.9%
EBITDA Percentage	>= 21.2%	>= 21.2%
Excess Bonus Pool %*	8%	12%

*Excess Bonus Pool calculation - If Excess Revenue target and Gross Margin target are met or exceeded the excess pool is calculated as follows ((Actual EBITDA %  minus Base EBITDA %) * Total Revenue * Excess Bonus Pool %)).

The Excess Bonus Pool will be earned as follows:

1.	50% of Excess Bonus pool is earned upon attainment of Commercial segment financial results as detailed in Tier 1 or Tier 2 above;

[***] Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission

2.
50% of Excess Bonus pool (the balance) is earned if the Commercial segment financial results as detailed in Tier 1 or Tier 2 above are achieved AND the Residential Goals are achieved by the Excess Bonus Target Date.  Each Residential Goal has a Percentage of Bonus that will be applied to this portion of the Excess Annual Bonus.  If one or more of the Residential Goals are NOT met by the Excess Bonus Target Date, this portion of the Excess Bonus pool will be at the discretion of the Compensation Committee.

Bonus Eligible Employees:
Last Name First Name	Division	2008 Base Annual Bonus	2008 Excess Bonus Allocation Percentage Range
Lehr, Paul	Commercial	$150,000	35%***
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%

Total		$[***]	[***]%
*Final percentage allocation will not exceed 100%.
**  Eligible for 50% of the Excess Bonus Allocation percentage due to contribution being limited to either the Commercial financial metrics or to the Residential Goals.
***100% of Paul’s excess bonus is discretionary and will be determined at the end of the year by the CEO & Chairman.  Paul will not only be evaluated for Commercial financial results and achievement of Residential Goals but also for his efforts to improve operational relationships company wide.

The Excess Bonus allocation percentage will be determined at the end of the year by Paul Lehr, Jim Price and Richard Perlman, within the above ranges, and subject to final approval by the Compensation Committee.

[***] Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission

EXHIBIT B
Residential Sales and Marketing

Residential sales and marketing will be shifting to a compensation model similar to the Commercial Segment.  All non-bonus Plan eligible employees will be eligible to participate in a quarterly bonus pool calculated at [***]% of net residential oven sales.  Management will recommend distribution of the quarterly pool among all Residential Sales and Marketing employees not eligible for the Annual Performance based Bonus with final approval given by Steve Beshara and Jim Price.*

*[***] is a participant in both the Performance Bonus and the Quarterly Pool.

Performance-based Annual Bonus Calculation
The Base Annual Bonus pool is $[***] and is earned 100% by achieving base Revenue and Gross Margin percentage metrics.  The base metrics are as follows:

Metric	Base
Revenue	$8,228,000
Gross Margin %	20.2%

Performance-based Additional Annual Bonus
Cash bonus eligible employees are also eligible for an Excess Bonus.  Additionally, it may be earned by employees not so assigned, who, in management’s view materially contributed to the results. The triggers for the Excess Bonus calculation are based on two tiers.  Tier 1 is attained when the Residential segment revenue is greater than $9,462,200 and Gross Margin Percentage is greater than or equal to 20.2%.  Tier 2 is attained when Residential segment revenue is greater than $10,285,500 and Gross Margin Percentage is greater than or equal to 20.2%.  The Excess Bonus pool is determined as follows:

	Excess Tier 1	Excess Tier 2
Revenue	>$9,462,200	>$10,285,500
Gross Margin %	>=20.2%	>=20.2%
Excess Bonus Pool %*	2%	5%

* Excess Bonus Pool calculation - If Excess Revenue target is exceed and Gross Margin target is met or exceeded the excess pool is calculated as follows (Total Revenue * Excess Bonus pool %).

Bonus Eligible Employees:
Last Name First Name	Division	2008 Base Annual Bonus	2008 Excess Bonus Allocation % Range
Beshara, Steve	Marketing	$75,000	35-50%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%
[***]	[***]	$[***]	[***]%

Total		$[***]	[***]%
*Final percentage allocation will not exceed 100%.

[***] Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission

The Excess Bonus allocation percentage will be determined at the end of the year by Jim Price and Richard Perlman, within the above parameters, and subject to final approval by the Compensation Committee.

[***] Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission

EXHIBIT C
Corporate

Corporate employees, as detailed below, are eligible to participate in the Incentive Plan.  All non-bonus plan eligible employees will be eligible to participate in a quarterly bonus pool as determined by their manager.

Performance-based Annual Bonus Calculation
The Base Annual Bonus pool is $[***] and is earned as follows:

1.	25% [***] upon the attainment of the Commercial segment base financial metrics as detailed in Exhibit A;
2.	25% [***] upon the attainment of the Residential segment base financial metrics as detailed in Exhibit B; and
3.	50% [***] upon the attainment of the Consolidated segment base financial metrics as detailed below.

Consolidated Segment Base Metrics
Base
Consolidated Revenue	$149,149,000
Consolidated Gross Margin %	39.7%
Consolidated EBITDA*	$6,634,000

*Includes income and/or expenses related to Garland/ AGA litigation.  Excludes non-recurring charges (for example, MSLO agreement costs)

Performance-based Additional Annual Bonus
Cash bonus eligible employees are also eligible for an Excess Bonus.  Additionally, it may be earned by employees not so assigned, who, in management’s view materially contributed to the results. Corporate Excess Bonus will equal 50% of each of the Excess Bonus pools earned by Dallas Operations (Exhibit A) and Residential Sales and Marketing (Exhibit B).

Bonus Eligible Employees:

Last Name First Name	Division	2008 Base Annual Bonus	2008 Excess Bonus Allocation Percentage Range
Perlman, Richard	Corporate	$120,000	*
Price, Jim	Corporate	$120,000	*
Cochran, Al	Corporate	$70,000	*
Fernandez de Castro, Miguel	Corporate	$85,000	*
[***]	Corporate	$[***]	*
[***]	Corporate	$[***]	*
[***]	Corporate	$[***]	*
[***]	Corporate	$[***]	*
[***]	Corporate	$[***]	*
[***]	Corporate	$[***]	*

Total		$[***]	100%
*Excess Bonus Allocation to be determined at year end  by Jim Price and Richard Perlman subject to Compensation Committee Approval

[***] Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission

The Excess Bonus allocation percentage will be determined at year end by Jim Price and Richard Perlman, within the above parameters, and subject to final approval by the Compensation Committee.

[***] Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission

EXHIBIT D

None

[***] Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934; filed separately with the Securities and Exchange Commission